DIRECTV HOLDINGS LLC

EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of DIRECTV Holdings LLC (the “Corporation”) on Form 10-Q for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael W. Palkovic, Senior Vice President and Chief Financial Officer of the Corporation, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ MICHAEL W. PALKOVIC
Michael W. Palkovic Senior Vice President and Chief Financial Officer

November 7, 2003

A signed original of this written statement required by Section 906, or other document authenticating,

acknowledging, or otherwise adopting the signature required by Section 906, has been provided to the

Corporation and will be retained by the Corporation and furnished to the

Securities and Exchange Commission or its staff upon request.